                                                                   Exhibit 10.20
                                  OFFICE LEASE

          1.   THIS LEASE, dated December 2, 1996, is between Elliott Kiowa,
                                 ----------------             --------------
Inc., a corporation organized under the laws of the State of Colorado
----
hereinafter called the Landlord, and Colorado Business Bank, N.A., hereinafter
                                     ----------------------------
called the Tenant. The Landlord does hereby demise and lease unto the Tenant the premises known and described as 2409 W. Main Street, in the City of Littleton, State of Colorado, for the term of Seven Years plus Option (See
                                              ----------------------------
Additional Provisions)
----------------------

Term beginning on February 1, 1997, and ending on January 31, 2004, unless the
                  ----------------                ----------------
term hereof shall be sooner terminated as hereinafter provided.

Rent      2.   IN CONSIDERATION of the rent and the performance of the covenants and provisions herein, the Tenant agrees to pay to the Landlord as rent for the full term aforesaid, the sum of $148,176 plus (See Additional Provisions),
                                ------------------------------------------
payable as follows: 84 consecutive monthly installments of $1,764.00 each,
                    ------------------------------------------------------
beginning February 1, 1997
--------------------------

which said sums shall be due and payable in advance on the first day of each and every calendar month during said term at the office of the Landlord at 2040 W.
                                                                       -------
Pineridge Avenue, Littleton, CO 80120 or at such other location as the Landlord
-------------------------------------
may designate in writing.

Security  3.   The Landlord acknowledges receipt of a security deposit in the amount of
Deposit   $1,764.00.
            ----------

                                    SERVICES

4.   The Landlord and Tenant agree, as follows:

     The Tenant shall keep all the improvements upon the Premises, including but not limited to, structural components, interior and exterior walls, floors, ceiling, roofs, sewer connections, plumbing, wiring, and glass in good maintenance and repair at Tenant's expense. Tenant shall notify the Landlord of any condition upon the Premises requiring repair. The Tenant shall heat the demised premises whenever necessary during reasonable business hours or customary heating season.

                             CHARACTER OF OCCUPANCY

5.   Tenant agrees that the demised premises shall be used and occupied only as

Commercial Bank in a careful, safe and proper manner, and that Tenant will pay
---------------
on demand for any damage to the premises caused by the misuse of same by Tenant, or Tenant's agents or employees.

     Tenant agrees that Tenant will not use or permit the demised premises to be used for any purposes prohibited by the laws of the United States or the State of Colorado, or the ordinances of the City or County in which the property is located.

     Tenant will not use or keep any substance or material in or about the demised premises which may vitiate or endanger the validity of the insurance on said building or increase the hazard of the risk, or which may prove offensive or annoying to other tenants of the building.

     Tenants will not permit any nuisance in the demised premises.

                                  ALTERATIONS

6. The Landlord shall have the right at any time to enter the demised premises to examine and inspect the same.

     Tenant shall make no alterations in or additions to the demised premises without first obtaining the written consent of Landlord. Tenant shall permit no liens to be attached to the property as a result of any alterations. All additions or improvements made by the Tenant (except only movable office furniture) shall be deemed a part of the real estate and permanent structure thereon and shall remain upon and be surrendered with said premises as a part thereof at the end of the said term, by lapse of term, by lapse of time, or otherwise.

                                   SUBLETTING

7. Tenant agrees that it will not sublet the demised premises, or any part thereof, nor assign this lease, or any interest therein, without first obtaining the written consent of the Landlord, which consent shall not be unreasonably withheld. This provision shall not apply to any change in controller ownership of tenant, whether by merger, consolidation liquidation or otherwise, or to affiliate organization.

                                   INSOLVENCY

8. Any assignment for the benefit of creditors or by operation of law shall not be effective to transfer any rights hereunder to the said assignee without the written consent of the Landlord first having been obtained.

     It is further agreed between the parties hereto that if Tenant shall be declared insolvent, or if any assignment of Tenant's property shall be made for the benefit of creditors or otherwise, or if Tenant's leasehold interest herein shall be levied upon under execution, or seized by virtue of any writ of any court of law, or a Receiver be appointed for the property of Tenant, whether under the operation of State or Federal statutes, then and in any such case, Landlord may, at its option, terminate this lease and retake possession of said premises, without being guilty of any manner of trespass or forcible entry or detainer, and without the same working any forfeiture of the obligations of Tenant hereunder.

     In case the Tenant is adjudicated a bankrupt, or proceeds or is proceeded against under any State or Federal laws, for relief of debtors, or in case a receiver is appointed to wind up and liquidate the affairs of the Tenant, the Landlord, at its election, shall have a provable claim in bankruptcy or receivership in an amount equal to at least the sum of the last 12 monthly payments of the rental provided for herein, which sum is fixed and liquidated by the parties hereto as the minimum amount of said damages sustained by the Landlord as a result of the bankruptcy or receivership of the Tenant, and the amount of said damages may be satisfied, at the election of the Landlord, out of any moneys or securities deposited hereunder as security for the payment by the Tenant of the rent herein provided for.

                                    DEFAULT

9. If the Tenant shall be in arrears in payment of any installment of rent, or any portion thereof, or in default of any other covenants or agreements set forth in this lease ("Default"), and the Default remains uncorrected for a period of ten (10) days after the Landlord has given written notice thereof pursuant to applicable law, then the Landlord may, at the Landlord's option, undertake any of the following remedies without limitation: (a) declare the term of the lease ended; (b) terminate the Tenant's right to possession of the premises and reenter and repossess the premises pursuant to applicable provisions of the Colorado Forcible Entry and Detainer Statute; (c) recover all present and future damages, costs and other relief to which the Landlord is entitled including, but not limited to, the cost to recover and repossess the premises, the expenses of reletting, necessary renovation and alteration expenses, and commissions; (d) pursue breach of contract remedies; and/or (e) pursue any and all available remedies in law or equity. In the event possession is terminated by a reason of Default prior to expiration of the term, the Tenant shall be responsible for the rent occurring for remainder of the term, subject to the Landlord's duty to mitigate such damages. Pursuant to applicable law [13-40-104(d-5), (c.5) and 13-40-107.5,C.R.S.] which is incorporated by this reference, in the event repeated or substantial Default(s) under the lease written Notice to Quit, without a right to cure. Upon such termination, the Landlord shall have available any and all of the above-listed remedies.

                                SECURITY DEPOSIT

10. The Landlord acknowledges receipt of the aforementioned deposit to be held by the Landlord for the faithful performance of all of the terms, conditions and covenants of this lease. The Landlord may apply the deposit to cure any default under the terms of this lease and shall account to the Tenant for the balance. The Tenant may not apply the deposit hereunder to the payment of the rent reserved hereunder or the performance of other obligations.

                     PREMISES VACATED DURING TERM OF LEASE

11. If the Tenant shall abandon or vacate said premises before the end of the term of this lease, the Landlord may, at its option, enter said premises, remove any signs of the Tenant therefrom, and re-let the same, or any part thereof, as it may see fit, without thereby voiding or terminating this lease, and for the purpose of such re-letting, the Landlord is authorized to make any repairs, changes, alterations or additions in or to said demised premises, as may, in the opinion of the Landlord, be necessary or desirable for the purpose of such re-letting, and if a sufficient sum shall not be realized from such re-letting (after payment of all the costs and expenses and the collection of rent accruing therefrom), each month to equal the monthly rental agreed to be paid by the Tenant under the provisions of this lease, then the Tenant agrees to pay such deficiency each month upon demand therefor. This paragraph shall only apply if tenant is also in default of its rent obligation of this lease.

                          REMOVAL OF TENANT'S PROPERTY

12. If the Tenant shall fail to remove all effects from said premises upon the abandonment thereof or upon the termination of this lease, the Landlord, at its option, may remove the same in any manner and store the said effects without liability to the Tenant for loss thereof, and the Tenant agrees to pay the Landlord on demand, any and all expenses incurred in such removal, including court costs and attorney's fees and storage charges on such effects for any length of time the same shall be in the Landlord's possession. The Landlord, at its option, and after 30 days notice to Tenant, may sell said effects, or any of the same, at private sale and without legal process, for such prices as the Landlord may obtain, and apply the proceeds of such sale upon any amounts due under this lease from the Tenant to the Landlord and upon the expense indicated to the removal and sale of said effects, rendering the surplus, if any, to the Tenant.

                      LOSS OR DAMAGE TO TENANT'S PROPERTY

13. All personal property of any kind or description whatsoever in the demised premises shall be at the Tenant's sole risk, and the Landlord shall not be held liable for any damage done to or loss of such personal property, or for damage or loss suffered by the business or occupation of the Tenant arising from any act or neglect of contenants or other occupants of the building, or of their employees or the employees of the Landlord or of other persons, or from bursting, overflowing or leaking of water, sewer or steam pipes, or from heating or plumbing fixtures, or from electric wires, or from gases, or odors, or caused in any other manner whatever, except in the case of willful neglect on the part of the Landlord.

     Tenant shall hold Landlord, Landlord's agents and their respective successors and assigns, harmless and indemnified from all injury, loss, claims or damage to any person or property while on the demised premises or any other part of Landlord's property, or arising in any way out of Tenant's business, which is occasioned by an act or omission of Tenant, its employees, agents, invitees, licensees or contractors.

                            SURRENDER OF POSSESSION

15. The Tenant agrees to deliver up and surrender to the Landlord possession of said premises at the expiration or termination of this lease, by lapse of time or otherwise, in as good repair as when the Tenant obtained the same at the commencement said term, excepting only ordinary wear and tear, or damage by the elements (occurring without the fault of the Tenant or other persons permitted by the Tenant to occupy or enter the demised premises or any part thereof), or by act of God, or by insurrection, riot, invasion or commotion, or of military or usurped power.

                                  FIRE CLAUSE

16. If the demised premises or said building shall be so damaged by fire or other catastrophe as to render said premises untenantable, so Tenant cannot substantial conduct its business in a first class manner and if such damage shall be so great that a competent architect selected by the Landlord, shall certify in writing to the Landlord and the Tenant that said premises, with the exercise of reasonable diligence, cannot be made fit for occupancy within ninety
(90) days from the happening thereof, then this lease shall cease and terminate from the date of the occurrence of such damage; and the Tenant thereupon shall surrender to the Landlord said premises and all interest therein, and the landlord may reenter and take possession of said premises and remove the Tenant therefrom. The Tenant shall pay rent, duly apportioned, up to the time of such termination of this lease.

     If, however, the damage shall be such that such an architect so shall certify that said demised premises can be made tenantable within such number of days form the happening of such damage by fire or other catastrophe, then the Landlord shall repair the damage so done with all reasonable speed, and the rent shall be abated only for the period during which the Tenant shall be deprived of the use of said premises by reason of such damage and the repair thereof.

     If said demised premises, without the fault of the Tenant, shall be slightly damaged by fire or other catastrophe but not so as to render the same untenantable, the Landlord, after receiving notice in writing of the occurrence of the injury, shall cause the same to be repaired with reasonable promptness; but in such event, there shall be no abatement of the rent.

     In case the building throughout be so injured or damaged, whether by fire or otherwise (though said demised premises may not be affected) that the Landlord within sixty (60) days' notice in writing to that effect given by the Landlord to the Tenant, this lease shall cease and terminate from the date of the occurrence of said damage, and the Tenant shall pay the rent, properly apportioned, up to such date, and both parties hereto shall be free and discharged of all further obligations hereunder.

     If the demised premises or any part thereof is condemned by right of eminent domain, or transferred by agreement in connection with such condemnation (all of the foregoing events being referred to as "taking"), the rights of the parties shall be governed by this Paragraph. If the entire premises are taken, this Lease shall terminate on the date title shall best in the condemnor, Tenant's obligations to pay rent shall continue to said date, and Landlord shall refund to Tenant prepaid rental, if any, and other sums paid hereunder for any period beyond said date. If less than the entire demised premises will no longer be suitable for the first class conduct of Tenant's business thereon, Tenant may terminate this Lease by so notifying Landlord at least thirty (30) days before the termination date set forth in Tenant's notice. If this Lease is terminated, Landlord shall be entitled to all compensation awarded by the condemnor whether for the fee or the leasehold, provided that Tenant may make a separate claim in its own right for removing and relocating its trade fixtures and for loss of profits or damage to the tenant's business. If this Lease is not terminated, Landlord shall restore any improvements on the part of the demised premises not taken, but shall not be obligated to spend more for restoration than the amount awarded Landlord by the condemnor, and the rent payable hereunder shall be adjusted so that Tenant shall be required to pay for the remainder of the term only such portion of such rent as the value of the part remaining after the taking bears to the value of the part remaining after the taking bears to the value of the entire demised premises immediately before the date of the taking.

                                   INSURANCE

17. Tenant shall, at Tenant's expense, obtain and keep in full force, fire and liability insurance as may be reasonably required by the Landlord. Tenant shall provide copies of such insurance policies upon the Landlord's request.

                        ACCEPTANCE OF PREMISES BY TENANT

18. The taking possession of said premises by the Tenant shall be conclusive evidence as against the Tenant that said premises were in good and satisfactory condition when possession of the same was taken.

                                     WAIVER

19. No waiver of any breach or Default of any one or more of the conditions or covenants of this lese by the Landlord shall be deemed to imply or constitute a waiver of any succeeding or other breach or Default hereunder.

                           AMENDMENT OR MODIFICATION

20. Tenant acknowledges and agrees that it has not relied upon any statements, representations, agreements or warranties, except such as are expressed herein, and that no amendment or modification of this lease shall be valid or binding unless expressed in writing and executed by the parties hereto in the same manner as the execution of this lease.

                           PAYMENTS AFTER TERMINATION

21. No payments of money by the Tenant to the Landlord after the termination of this lease, in any manner, or after the giving of any notice (other than a demand for the payment of money) by the Landlord to the Tenant, shall reinstate, continue or extend the term of this lease or affect any notice given to the Tenant prior to the payment of such money, it being agreed that after the service of notice or the commencement of a suit or after final judgment granting the Landlord possession of said premises, the Landlord may receive and collect any sums of rent due, or payment of such sums of money whether as rent or otherwise, shall not waive said notice, or in any manner affect any pending suit or any judgment theretofore obtained.

                           HOLDING AFTER TERMINATION

22. It is mutually agreed that if after the expiration of this lease the Tenant shall remain in possession of said premises without a written agreement as to such holding, then such holding over shall be deemed to be a holding upon a tenancy from month to month at a monthly rental equivalent to the last monthly payment provided herein, payable in advance on the same day of each month as above provided; all other terms and conditions of this lease remaining the same.

                               ENTRY BY LANDLORD

23. The Landlord shall at all reasonable times have the right, by its officers or agents, to enter the demised premises to inspect and examine the same, and to show the same to persons wishing to lease them, and may at any time within fifteen days next preceding the termination of this tenancy, place upon the doors and windows of the premises the notice "For Rent", which said notice shall not be removed by the Tenant.

                                ATTORNEY'S FEES

24. In the event any dispute arises concerning the terms of this Lease or the non-payment of any sums under this Lease, and the matter is turned over to an attorney, the party prevailing in such dispute shall be entitled, in addition to other damages and costs, to recover reasonable attorney's fees from the other party.

Additional Provisions:

Rent:  See Rider attached Paragraph "A"
Options:  See Rider attached Paragraph "B"
First Right of Refusal:  See Rider attached Paragraph "C"
Additional Conditions:  See Rider II attached Paragraphs 1 & 2

                                QUIET POSSESSION

25. The Landlord shall warrant and defend the Tenant in the in the enjoyment and peaceful possession of the premises during the term aforesaid.

     All titles and captions are for convenience only and are not a part of this lease. This lease shall be binding on the parties, their personal representatives, successors and assigns. If there are more than one entity or persons which are the Tenants under this lease, all covenants and agreements herein to be performed by the Tenant shall be joint and several.

     Should any provision of this lease violate any federal, state or local law or ordinance, that provision shall be deemed amended to so comply with such law or ordinance, and shall be construed in a manner so as to comply, and the remainder of this lease shall not be affected thereby.

Executed on  12-9-96
           ----------------
                Date

Attest: /s/ Joe Kan                  Attest: /s/ J. Campbell, Cashier/VP
       --------------------                 ----------------------------

  Elliott Kiowa, Inc.                COLORADO BUSINESS BANK, N.A.
---------------------------          -----------------------------
                   Landlord                                 Tenant

  By Lawrence Elliott                Darrell J. Schulte, President
---------------------------          ------------------------------

STATE OF COLORADO
____________ County of ____________
The foregoing instrument was acknowledged before me this 9/th/ day of December,
                                                        ------        --------
1996,
----
by /s/ Darrell J. Schulte, as President                President
  -----------------------     ------------------------
and                      , as                          Secretary
   ----------------------    -------------------------
of COLORADO BUSINESS BANK, N.A.                 , a corporation.
  ----------------------------------------------
My commission expires: 10-21-97
                      --------------------------------------------------------
Witness my hand and official seal.     /s/ Denise M. Queen
                                       ---------------------------------------
                                       101 West Mineral          Notary Public
                                       Littleton, CO 80120

STATE OF COLORADO
____________ County of ____________
The foregoing instrument was acknowledged before me this       day of December,
                                                        ------        --------
19  ,
----
by                       , as                          President
  -----------------------     ------------------------
and                      , as                          Secretary
   ----------------------    -------------------------
of                                              , a corporation.
  ----------------------------------------------
My commission expires:
                      --------------------------------------------------------
Witness my hand and official seal.
                                       ---------------------------------------
                                                                 Notary Public

                                     RIDER

THIS RIDER IS ATTACHED TO AND HEREBY FORMS PART OF THE CERTAIN LEASE DATED

DECEMBER 2, 1996, WHEREIN ELLIOTT KIOWA, INC. IS REFERRED TO AS THE LANDLORD AND
----------------
COLORADO BUSINESS BANK, N.A. IS REFERRED TO AS THE TENANT COVERING THE PREMISES KNOWN AS 2409 W. MAIN STREET, LITTLETON, COLORADO 80120

                                 PARAGRAPH "A"

1. Notwithstanding anything herein contained to the contrary, it is agreed that this is a Net Lease; the Tenant agrees to maintain the property and its appurtenances at all times in good condition, including any replacements and/or repairs, which may be required or necessary.

2. The Landlord warrants and represents that the existing structure is in good condition and that all utilities serving the premises are adequate and in good repair and working condition. *SEE RIDER III ATTACHED

3. The Tenant agrees to pay in addition to the rentals and other payments as provided herein, real estate taxes each year for that portion of the year as provided under the terms of this lease on the real estate, and failure to pay same shall be default under the terms of said lease in the same manner as any default in the payment of rent. Landlord agrees to send the tax bills to the Tenant each year, and the Tenant will, after payment of said taxes as aforesaid, send to the Landlord a photostatic copy of the receipt evidencing payment of the taxes each year. Tenant has the right to dispute and object to the amount of taxes assessed, pursuant to the laws and regulations, which provide for such dispute procedures.

4. It is understood and agreed that the taxes for 1997 and the last calendar year of lease shall be prorated between Landlord and Tenant with the Tenant's responsibility beginning when possession of the building is delivered.

5. "Real estate taxes" shall mean and include all general and special taxes and assessments levied upon or assigned against the building and the land upon which it is located. If at any time during the term of this lease the method of taxation of real estate prevailing at the time of execution hereof shall be, or have been, altered so as to cause the whole or any part of the taxes now or hereafter levied, assessed or imposed on real estate to be levied, assessed or imposed upon the Landlord, wholly or partially, as capital levy or otherwise, or on or measured by the rents received therefrom, then such new or altered taxes attributable to the demised premises shall be deemed to be included within the term "real estate taxes", save and except that such shall not be deemed to include any enhancement of said tax attributable to other income or other ownerships of the Landlord.

6. The Tenant hereunder agrees to keep said improvements covered for fire and extended coverage insurance on a replacement cost basis, and for liability insurance; shall pay all premiums on such policies, naming the Landlord and the Tenant as insureds in reasonable amounts to be determined by the Landlord. Failure of the Landlord to determine what are reasonable amounts, shall not relieve the Tenant from maintaining said insurance.

                                 PARAGRAPH "B"

     Tenant has the option to renew the term of this Lease on two successive occasions for an additional five (5) years each. The term of the first option (the "First Option") commences February 1, 2004, and continues through January 31, 2009. The term of the second option (the "Second Option") commences February 1, 2009, and continues through January 31, 2014. In the event that Tenant exercises either or both of these options, the terms and conditions of this Lease applicable to the original term shall also apply to each renewal term, except that the rental during each renewal term will change as set forth below.

     In the event that the tenant wishes to exercise either option, it shall give written notice of such exercise to Landlord by August 1, 2003 (with respect to the "First Option") and by August 1, 2008 (with respect to the "Second Option"). Tenant may not exercise an option if it is in default of the Lease at the time that the notice of exercise of the option is given. Tenant's notice of exercise shall be sent to the Landlord's address designated in this Lease, by United States certified mail, postage prepaid, return receipt requested, and shall be deemed given when so deposited with the United States Postal Service.

     As used in this paragraph, the term "Index" shall mean the Consumer Price Index for All Urban Consumers (CPI-U) for the Denver-Boulder area, 1982-1984=100, or if such Index does not then exist, such reasonably equivalent index as may then be published by the United States Department of Labor, Bureau of Labor Statistics. Each monthly installment of rent during the term of an option shall be determined by multiplying (i) $1,764 by (ii) the "Percentage Increase" as defined herein. The Percentage Increase shall be the percentage equivalent to a fraction, the numerator of which is the most recently published Index then in effect on or before July 31, 2003 (with respect to the "First Option") or the most recently published Index then in effect on or before July 31, 2008 (with respect to the "Second Option"), and the denominator of which is the most recently published Index then in effect or before January 31, 1997. Notwithstanding the foregoing, in no event shall the Percentage Increase be less than 110% and in no event shall the Percentage Increase be more than 125%.

                                 PARAGRAPH "C"

FIRST RIGHT OF REFUSAL
----------------------

     Provided that the Tenant has not defaulted under this Lease, Tenant has the first right of refusal to purchase the demised premises in accordance with the provisions of this paragraph. In the event that Landlord wishes to accept an offer (the "Offer") to acquire the demised premises, Landlord shall first give written notice to Tenant at the address of 2409 W. Main Street, Littleton,
                                           -------------------------------
Colorado 80120 that Landlord wishes to sell the demised premises in accordance
--------------
with the provisions of the Offer. The written notice shall be accompanied by a copy of the written Offer. It Tenant wishes to exercise its first right of refusal with respect to the Offer, Tenant shall give written notice to Landlord within twenty days after Tenant receives Landlord's notice. Upon Tenant giving such notice of exercise, Landlord shall be deemed to have accepted Tenant's offer on the same terms and conditions contained in the copy of the Offer provided to Tenant. However, if the Offer contains any provisions that are unique to the offer or such that they could not be reasonably expected to be matched by Tenant or other persons in general, Landlord agree that such provisions shall be adjusted so that they can be matched by the Tenant and give reasonably equivalent economic value to both Landlord and Tenant. If Tenant does not exercise its right of first refusal with respect to the Offer, Landlord shall be entitled to close the transaction described in the Offer in accordance with its terms, but if Landlord desires to make any changes to the material terms of the Offer, it must first present the revised Offer to Tenant who shall have the same right of first refusal with respect to the revised Offer as the Tenant had with respect to the original Offer. If Tenant does not exercise its right of first refusal with respect to an Offer and the transaction contemplated by that Offer does not close, the right of first refusal described in this paragraph shall continue to apply to any subsequent offers which Landlord desires to accept.

     This First Right of Refusal can be recorded by the Tenant if desired.

Executed this 9/th/  day of December, 1996 in Littleton Colorado.
             ------        ---------


Colorado Business Bank, N.A.                   Elliott Kiowa, Inc.


/s/ Darrell J. Schulte, President    12/9/96   /s/ by Lawrence Elliott  12-9-96
--------------------------------------------   ---------------------------------
Tenant                               Date      Landlord                 Date

                                    RIDER II

THIS RIDER IS ATTACHED TO AND HEREBY FORMS PART OF THE CERTAIN LEASE DATED

DECEMBER 2, 1996, WHEREIN ELLIOTT KIOWA, INC. IS REFERRED TO AS THE LANDLORD AND
----------------
COLORADO BUSINESS BANK, N.A. IS REFERRED TO AS THE TENANT COVERING THE PREMISES KNOWN AS 2409 W. MAIN STREET, LITTLETON, COLORADO 80120

                                  PARAGRAPH 1

This Lease is expressly conditional upon the following condition:

(A) Landlord receiving and acceptance of a request of cancellation, as of January 31, 1997 of the Assignment and Assumption of Lease (the "Assignment") dated February 10, 1993 by and between First Nationwide Bank, A Federal Savings Bank ("Assignor"), Norwest Bank - Littleton ("Assignee") and Elliott Kiowa, Inc. ("Lessor") (copy attached).

     Giving the Landlord possession and right to Lease the property, located at 2409 W. Main Street, Littleton, Colorado 80120.

                                  PARAGRAPH 2

REGULATORY APPROVAL RIDER:

     Tenant shall use its best efforts to obtain charter approval in a timely manner, but not later than 45 days from the execution at this lease agreement. The payment of rent shall commence upon branch approval, but not sooner than February 1, 1997, or before tenant has occupancy to the building. This lease agreement is subject to tenant receiving branch approval on or before January 15, 1997. If tenant fails to receive branch approval on or before January 15, 1997, this lease agreement shall be null and void and to no further effect.

Executed this 9/th/  day of December, 1996 in Littleton Colorado.
             ------        ---------


Colorado Business Bank, N.A.                   Elliott Kiowa, Inc.


/s/ Darrell J. Schulte, President     12/9/96   /s/ by Lawrence Elliott  12-9-96
---------------------------------------------  ---------------------------------
Tenant                                Date     Landlord                  Date

                       ASSIGNMENT AND ASSUMPTION OF LEASE
                       ----------------------------------

     This Assignment of Lease (the "Assignment") is made as of February 10, 1993, by and between First Nationwide Bank, A Federal Savings Bank ("Assignor"), Norwest Bank-Littleton, ("Assignee"), and Elliott Kiowa, Inc. ("Lessor").

                                    RECITALS
                                    --------

     A. Pursuant to a Lease Agreement dated January 30, 1973, a Rider Number 2 executed June 11, 1973 and a Rider Agreement dated October 30, 1987 (collectively, the "Lease") Van Schaak Corporation (as Predecessor in Interest to Lessor) leased to Columbia Savings and Loan Association (as Predecessor in Interest to Assignor), the property described in the Lease at the rent and upon and subject to the terms and conditions set forth in the Lease.

     B. Subject to the conditions in this Assignment, Assignor desires to assign its interest in the Lease to Assignee and to be released from all its obligations under this Lease, and Lessor desires to accept such assignment and to release Assignor from its obligations under the Lease.

     C. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Lease.

     NOW, THEREFORE, the parties hereto, for themselves, their successors and assigns, mutually covenant and agree as follows:

     1.   Recitals.  The recitals set forth above are incorporated herein by
          --------
reference as if set forth in full.

     2.   Premises.  Assignor does hereby assign its right, title and interest
          --------
in, to and under the Lease to Assignee, and Assignee does hereby accept the assignment from Assignor and assumes and agrees to perform, from the date this Assignment becomes effective, as a direct obligation to Lessor, all provisions of the Lease.

     3.   Lessor's Consent.  Lessor consents to the assignment by Assignor to
          ----------------
Assignee without waiver of the restriction concerning further assignment.

     4.   Use of Premises.  Lessor acknowledges that Assignee will occupy the
          ---------------
premises for use as a commercial bank and hereby approves of such use.

     5.   Effective Date of Assignment.  The assignment in this Assignment shall
          ----------------------------
take effect on Closing Date as set forth in the Purchase and Assumption Agreement dated January 12, 1993 between Norwest Bank and First Nationwide Bank (the "Assignment Date") and Assignor shall give possession of the Premises to Assignee on that date.

     6.   Assignor's Liability.  Assignor shall remain liable for the
          --------------------
performance of the provisions of the Lease until midnight, on the day before the Assignment Date. After midnight, on the day before the Assignment Date, Assignor's obligations under the Lease shall terminate. Lessor and Assignee shall fully and unconditionally release and discharge Assignor from its obligations hereunder and under the Lease except to the extent of obligations incurred by Assignor prior to the Assignment Date. This Assignment shall fully and finally settle all demands, charges, claims, accounts, or causes of action of any nature, including, without limitation, both known and unknown claims and causes of action that arose out of or in connection with this Assignment or the Lease.

     7.   Insurance.  Effective on the Assignment Date and prior to Assignee
          ---------
occupying the Premises, Assignee shall maintain Insurance or self-insurance in reasonable amounts which are mutually agreeable to Assignee and Lessor.

     8.   Indemnification.  Assignee shall and hereby does indemnify and hold
          ---------------
Assignor harmless from and against any and all actions, claims, demands, damages, liabilities and expenses (including, without limitation, reasonable attorneys' fees) asserted against, imposed upon or incurred by Assignor by reason of (i) any violation caused, suffered or permitted by Assignee, its agents, servants, employees or invitees, of any of the terms, covenants or conditions of the Lease or this Assignment after the Assignment Date, (ii) any damage or injury to persons or property occurring in connection with Assignee's use or occupancy of the Premises, (iii) any damage or injury to persons or property occurring in connection with Assignee's construction of tenant improvements in the Premises, and (iv) the failure of Assignee to vacate the Premises promptly at the end of the term of the Lease.

     Assignor shall and hereby does indemnify and hold Assignee harmless from and against any and all actions, claims, demands, liabilities and expenses (including, without limitation, reasonable attorneys' fees) asserted against, imposed upon or incurred by Assignee by reason of (i) any violation caused, suffered or permitted by Assignor, its agents, servants, employees or invitees, of any of the terms, covenants or conditions of the Lease or this Assignment prior to the Assignment Date, (ii) any damage or injury to persons or property occurring in connection with Assignor's use or occupancy of the premises, (iii) any damage or injury to persons or property occurring in connection with the Assignor's construction of tenant improvements in the Premises, and (iv) the failure of Assignor to vacate the Premises promptly before the Assignment Date.

     9.   Miscellaneous.  This Assignment contains all of the covenants,
          -------------
agreements, terms, provisions, conditions, warranties and understandings relating to the assignment of the Lease and Assignor's obligations in connection herewith, and neither Assignor nor any agent or representative of Assignor has made or is making, and Assignee in executing and delivering this Assignment is not relying upon, any warranties, representations, promises or statements whatsoever, except to the extent expressly set forth in this agreement. All understandings and agreements relating to the subject matter of this Assignment, if any, heretofore made between the parties are merged into this Assignment, which alone fully and completely expresses the agreement of the parties. Assignor and Lessor each represent to Assignee that there is no default under the terms of the Lease. Assignor and Lessor further warrant to Assignee that validity of the Lease and will defend the leasehold estate created by the Lease.

     10.  Execution.  This Assignment shall not be effective unless executed by
          ---------
Assignee, Assignor and Lessor.

     11.  Further Assurances.  Lessor, Assignor and Assignee shall each execute
          -------------------
and deliver such further instruments and do such further acts and things as may be required to carry out the intent and purposes of this Assignment.

     12.  Counterparts.  This Assignment may be executed in two or more
          ------------
counterparts, each of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed as of the date first written above.

ASSIGNOR:

FIRST NATIONWIDE BANK,
A FEDERAL SAVINGS BANK

By: /s/ Peter J. Ban
   ----------------------
Its: First Vice President
    ---------------------

ASSIGNEE:

NORWEST BANK LITTLETON

By: /s/ David E. Bailey
   --------------------
Its: Chairman
    -------------------

LESSOR:

ELLIOTT KIOWA, INC.

By: /s/ Lawrence Elliott
   ---------------------
Its: President
    --------------------

                                   RIDER III

THIS RIDER IS ATTACHED TO AND HEREBY FORMS PART OF THE CERTAIN LEASE DATED DECEMBER 2, 1996, WHEREIN ELLIOTT KIOWA, INC. IS REFERRED TO AS THE LANDLORD AND
----------------
COLORADO BUSINESS BANK, N.A. IS REFERRED TO AS THE TENANT COVERING THE PREMISES KNOWN AS 2409 W. MAIN STREET, LITTLETON, COLORADO 80120

     The Landlord acknowledges the receiving of physical inspection reports on the Roof and H.V.A.C.

     The Landlord will, at his cost, correct the deficiencies noted in the reports.



Executed this 9/th/  day of December, 1996 in Littleton Colorado.
             ------        ---------


Colorado Business Bank, N.A.                 Elliott Kiowa, Inc.


/s/ Darrell J. Schulte, President   12/9/96   /s/ by Lawrence Elliott   12-9-96
-------------------------------------------  -----------------------------------
Tenant                              Date     Landlord                   Date